                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                       GLOBAL PHARMACEUTICAL CORPORATION
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------
    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

GLOBAL LOGO



                       GLOBAL PHARMACEUTICAL CORPORATION


Dear Stockholder:

     You are cordially invited to attend the Company's Annual Meeting of Stockholders to be held on Tuesday, May 12, 1998 at 10:00 A.M., Eastern Standard Time, at Mellon Bank Center, 1735 Market Street, 8th Floor, Forum Room, Philadelphia, Pennsylvania.

     The formal Notice of Meeting and the accompanying Proxy Statement set forth proposals for your consideration this year. You are being asked to elect directors, to act upon a proposal to approve certain amendments to the Company's 1995 Stock Incentive Plan and to ratify the appointment of Price Waterhouse LLP as the independent accountants of the Company.

     At the meeting, the Board of Directors will also report on the affairs of the Company, and a discussion period will be provided for questions and comments of general interest to stockholders.

     We look forward to greeting personally those of you who are able to be present at the meeting. However, whether or not you are able to be with us at the meeting, it is important that your shares be represented. Accordingly, you are requested to sign, date and mail, at your earliest convenience, the enclosed proxy in the envelope provided for your use.

     Thank you for your cooperation.


                                      Very truly yours,



                                      /s/ Max L. Mendelsohn
                                      -------------------------------------
                                      MAX L. MENDELSOHN
                                      President and Chief Executive Officer


April 6, 1998

GLOBAL LOGO


                       GLOBAL PHARMACEUTICAL CORPORATION
                         Castor and Kensington Avenues
                       Philadelphia, Pennsylvania 19124

                             ---------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 12, 1998

                            ---------------------

     To the Stockholders of Global Pharmaceutical Corporation:


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Global Pharmaceutical Corporation (the "Company") will be held on Tuesday, May 12, 1998 at 10:00 A.M., Eastern Standard Time, at Mellon Bank Center, 1735 Market Street, 8th Floor, Forum Room, Philadelphia, Pennsylvania, for the following purposes:

            (1)  To elect seven directors to serve for the ensuing year.

            (2) To consider and act upon a proposal to amend the Company's 1995 Stock Incentive Plan to (i) increase the number of shares that may be issued thereunder and (ii) provide for the annual grant of 5,000 options to purchase Common Stock of the Company to non-employee directors who were directors of the Company on or prior to September 1, 1995.

            (3) To consider and act upon a proposal to ratify the appointment of Price Waterhouse LLP as the Company's independent accountants for the fiscal year ending December 31, 1998.

            (4) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 1, 1998 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting in person, each stockholder is urged to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided. No postage is required if the proxy is mailed in the United States. Stockholders who attend the Annual Meeting may revoke their proxy and vote their shares in person.

                                          By Order of the Board of Directors




                                          CORNEL C. SPIEGLER
                                          Secretary


Philadelphia, Pennsylvania
April 6, 1998

                        GLOBAL PHARMACEUTICAL CORPORATION
                          Castor and Kensington Avenues
                        Philadelphia, Pennsylvania 19124

                              ---------------------
                                 PROXY STATEMENT
                              ---------------------
                               GENERAL INFORMATION


General

     This Proxy Statement (first mailed to stockholders on or about April 6,1998) is furnished to the holders of Common Stock, par value $.01 per share (the "Common Stock"), Series A Convertible Preferred Stock, par value $100 per share (the "Series A Preferred") and Series B Convertible Preferred Stock, par value $100 per share (the "Series B Preferred") of Global Pharmaceutical Corporation (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting"), or at any adjournment thereof, pursuant to the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held on Tuesday, May 12, 1998 at 10:00 A.M., Eastern Standard Time, at Mellon Bank Center, 1735 Market Street, 8th Floor, Forum Room, Philadelphia, Pennsylvania.

     It is proposed that at the Annual Meeting: (i) seven directors will be elected, (ii) certain amendments to the Company's 1995 Stock Incentive Plan (the "1995 Plan") will be adopted to increase by 200,000 the number of shares that may be issued thereunder and to provide for the annual grant of 5,000 options to purchase Common Stock of the Company to non-employee directors who were directors of the Company on or prior to September 1, 1995, and (iii) the appointment of Price Waterhouse LLP as the independent accountants of the Company for the fiscal year ending December 31, 1998 will be ratified.

     Management currently is not aware of any other matters that will come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons designated as proxies intend to vote in accordance with their best judgment on such matters.

     Proxies for use at the Annual Meeting are being solicited by the Board of Directors of the Company. Proxies will be solicited chiefly by mail; however, certain officers, directors, employees and agents of the Company, none of whom will receive additional compensation therefor, may solicit proxies by telephone, telegram or other personal contact. The Company will bear the cost of the solicitation of the proxies, including postage, printing and handling, and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares of Common Stock, Series A Preferred and Series B Preferred (collectively, the "Capital Stock")

Revocability and Voting of Proxy

     A form of proxy for use at the Annual Meeting and a return envelope for the proxy are enclosed. Unless otherwise indicated on the form of proxy, shares of Capital Stock represented by any proxy in the enclosed form, assuming the proxy is properly executed and received by the Company prior to the Annual Meeting, will be voted with respect to the following items on the agenda: (i) the election of each of the nominees for director as shown on the form of proxy
(ii) the adoption of the proposed amendments to the 1995 Plan and (iii) the appointment of Price Waterhouse LLP as the independent accountants of the Company.

     Stockholders may revoke the authority granted by their execution of a proxy at any time prior to the effective exercise of the powers conferred by that proxy by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. Shares of Capital Stock represented by executed and unrevoked proxies will be voted in accordance with the instructions specified in such proxies. If no specifications are given, the proxies intend to vote the shares represented thereby "for" the election of each of the nominees for director as shown on the form of proxy, "for" the proposed amendments to the 1995 Plan and "for" the ratification of the appointment of Price Waterhouse LLP as the independent accountants of the Company, and in accordance with their best judgment on any other matters that may properly come before the meeting.

Record Date and Voting Rights

     On April 1, 1998, there were 4,286,871 shares of Common Stock, 13,350 shares of Series A Preferred and 50,000 shares of Series B Preferred outstanding. Only stockholders of record at the close of business on April 1, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     Each share of Common Stock is entitled to one vote upon each of the matters to be presented at the Annual Meeting. The holders of shares of Series A Preferred and Series B Preferred vote, in general, as a single class with the holders of the Common Stock, on all matters voted on by the stockholders of the Company, with each holder of Series A Preferred or Series B Preferred entitled to the number of shares of Common Stock into which that holder's shares would then be convertible. At the Record Date, each share of Series A Preferred and Series B Preferred was convertible into approximately 36 shares of Common Stock. Accordingly, as of the Record Date, the holders of the shares of Common Stock, Series A Preferred and Series B Preferred are entitled to cast a total of 6,590,507 votes.

     The affirmative vote of the holders of a plurality of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of the amendments to the 1995 Plan and the ratification of the appointment of Price Waterhouse LLP.

     Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum, but will not be counted with respect to the specific matter being voted upon. As a result, abstentions from the vote to consider the adoption of the amendments to the 1995 Plan and the ratification of the appointment of Price Waterhouse LLP and broker non-votes are effectively treated as votes against the proposals, making it more difficult to obtain the necessary approval for these proposals. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner.

                    BENEFICIAL OWNERSHIP OF COMMON STOCK BY
                      CERTAIN STOCKHOLDERS AND MANAGEMENT

     The following table sets forth information as of March 16, 1998 (except as otherwise noted in the footnotes) regarding the beneficial ownership of the Company's Capital Stock of: (i) each person known by the Company to own beneficially more than five percent of the outstanding Common Stock; Series A Preferred or Series B Preferred (ii) each director and or nominee for election as a director of the Company; (iii) each executive officer named in the Summary Compensation Table (see "Executive Compensation"); and (iv) all directors and executive officers of the Company as a group. Except as otherwise specified, the named beneficial owner has the sole voting and investment power over the shares listed.


                                                                   Series A             Series B          Percentage of
                                            Common Stock       Preferred Stock**    Preferred Stock**       Aggregate
                                        --------------------  -------------------  -------------------   Voting Power of
                                          No. of               No. of               No. of                 Common and
Name and Address of Beneficial Owner      Shares    Percent    Shares    Percent    Shares    Percent    Preferred Stock
--------------------------------------  ---------  ---------  --------  ---------  --------  ---------  ----------------
Frederick R. Adler(1) ................   664,249       14.8    5,000        37.5        0                      10.1
 1520 South Ocean Boulevard
 Palm Beach, FL 33480

Philip R. Chapman(2) .................     9,091         *         0                  250         *              *
 c/o Adler & Company
 100 First Stamford Place
 Stamford, CT 06902

Gary Escandon(3) .....................   104,589        2.4      500         3.7      500        1.0            1.6
 c/o Alvaro P. Escandon, Inc.
 17 Prospect Street
 Highlands, NJ 07732

George F. Keane(4) ...................    31,667         *         0                    0                        *
 c/o The Common Fund
 450 Post Road East
 Westport, CT 06881

Michael Markbreiter(5) ...............         0         *         0                    0                        *
 c/o Kingdon Capital
 Management Corp.
 152 West 57th Street
 New York, NY 10019

Max L. Mendelsohn(6) .................   157,031        3.6      120          *        50         *             2.4
 c/o Global Pharmaceutical
 Corporation
 Castor and Kensington Avenues
 Philadelphia, PA 19124

John W. Rowe, M.D.(7) ................    26,667         *         0                    0                        *
 c/o Mount Sinai Medical Center
 1 Gustave L. Levy Place
 New York, NY 10029

Udi Toledano(8) ......................   225,697        5.2      500         3.7      250         *             3.4
 545 Madison Avenue
 Suite 800
 New York, NY 10022

Richard N. Wiener(9) .................    12,424         *       250         1.9        0                        *
 Stern, Wiener & Levy
 950 Third Avenue
 New York, NY 10022


                                                                         Series A             Series B          Percentage of
                                                Common Stock         Preferred Stock**    Preferred Stock**       Aggregate
                                           -----------------------  -------------------  -------------------  Voting Power of
                                              No. of                 No. of               No. of                 Common and
Name and Address of Beneficial Owner          Shares     Percent     Shares    Percent    Shares    Percent    Preferred Stock
-----------------------------------------  ------------  ---------  --------  ---------  --------  ---------  ----------------
Marc Feinberg(10) .......................      23,136          *       100         *           0                       *
 c/o Global Pharmaceutical
 Corporation
 Castor and Kensington Avenues
 Philadelphia, PA 19124

Cornel Spiegler(11) .....................      42,837          *        50         *           0                       *
 c/o Global Pharmaceutical
 Corporation
 Castor and Kensington Avenues
 Philadelphia, PA 19124

Joseph A. Storella(12) ..................      30,773          *       200        1.5          0                       *
 c/o Global Pharmaceutical
 Corporation
 Castor and Kensington Avenues
 Philadelphia, PA 19124

Gary R. Dubin(13) .......................     529,876        12.4        0                     0                      8.0
 4748 Tivoli Avenue
 Sarasota, FL 34235

Merck KGaA(14) ..........................     250,000         5.7        0                     0                      3.7
 Frankfurter Strasse 250
 D-64239
 Darmstadt, Germany

Bear Stearns Asset Management
 Inc. (15) ..............................     458,318        10.2    5,000       37.5        260         *            7.0
 575 Lexington Avenue
 New York, NY 10167

Kingdon Capital Management
 Corporation(16) ........................   1,454,545        25.3        0                40,000       80.0          22.0
M. Kingdon Offshore N.V. (17) ...........     872,727        16.9        0                24,000       48.0          13.2
Kingdon Associates, L.P. (18) ...........     290,909         6.4        0                 8,000       16.0           4.4
Kingdon Partners, L.P. (18) .............     290,909         6.4        0                 8,000       16.0           4.4
 c/o Kingdon Capital
 Management Corp.
 152 West 57th Street
 New York, NY 10019

T. Rowe Price Associates, Inc.(19).           427,400        10.0        0                     0                      6.5
 100 E. Pratt Street
 Baltimore, MD 21202

All directors and executive
officers as a group
(15 Persons) (1) (2) (3) (4) (5)
(6) (7) (8) (9) (10) (11) (12) ..........   1,387,299        28.5    6,750       50.6      1,050        2.1          20.2

------------
* Less than one percent.

** At the option of each holder, as of April 1, 1998, each share of Series A Preferred and Series B Preferred was convertible at any time into approximately
36.36 shares of the Company's Common Stock.

(1) Includes 136,495 shares of Common Stock held by 1520 Partners, Ltd., a limited partnership of which Mr. Adler is the general partner. Mr. Adler may be deemed to be the beneficial owner of the shares of Common Stock held by 1520 Partners, Ltd., with respect to which shares Mr. Adler disclaims beneficial ownership. Also includes a warrant to purchase 17,500 shares of Common Stock which may be exercised within 60 days and 181,818 shares of Common Stock which are issuable upon the conversion of 5,000 shares of Series A Preferred.

(2) Consists of 9,091 shares of Common Stock which are issuable upon the conversion of 250 shares of Series B Preferred. Does not include 50,000 shares of Common Stock owned by a limited partnership of which Mr. Chapman's wife is the sole general partner.

(3) Includes 7,500 shares of Common Stock owned by the Alvaro P. Escandon Inc. Money Purchase Pension Plan dated 12/1/80, with respect to which Mr. Escandon disclaims beneficial ownership. Also includes a warrant to purchase 3,500 shares of Common Stock which may be exercised within 60 days, 18,181 shares of Common Stock which are issuable upon the conversion of 500 shares of Series A Preferred and 18,181 shares of Common Stock which are issuable upon the conversion of 500 shares of Series B Preferred .

(4)  Includes options immediately exercisable for 26,667 shares of Common Stock

(5) Mr. Markbreiter is a portfolio manager for Kingdon Capital Management Corp., the general partner of M. Kingdon Offshore, N.V., Kingdon Associates, L.P. and Kingdon Partners, L.P. See also Note 16.

(6) Includes options to purchase 64,584 shares of Common Stock and a warrant to purchase 3,500 shares of Common Stock which may be exercised within 60 days. Also includes 4,363 shares of Common Stock which are issuable upon the conversion of 120 shares of Series A Preferred and 1,818 shares of Common Stock which are issuable upon the conversion of 50 shares of Series B Preferred.

(7)  Consists of options immediately exercisable for 26,667 shares of Common
Stock.

(8) Includes 68,568 shares of Common Stock owned by Mr. Toledano's wife and 22,529 shares of Common Stock owned by a trust for the benefit of minor children of Mr. Toledano, all of which shares Mr. Toledano disclaims beneficial ownership. Also includes a warrant to purchase 14,000 shares of Common Stock exercisable within 60 days, 18,181 shares of Common Stock which are issuable upon the conversion of 500 shares of Series A Preferred and 9,091 shares of Common Stock which are issuable upon the conversion of 250 shares of Series B Preferred.

(9) Consists of 9,091 shares of Common Stock which are issuable upon the conversion of 250 shares of Series A Preferred and options immediately exercisable for 3,333 shares of Common Stock.

(10) Includes 3,636 shares of Common Stock which are issuable upon conversion of 100 shares of Series A Preferred and options to purchase 19,000 shares of Common Stock which may be exercised within 60 days.

(11) Includes 1,818 shares of Common Stock which are issuable upon the conversion of 50 shares of Series A Preferred, options to purchase 31,000 shares and a warrant to purchase 3,500 shares of Common Stock which may be exercised within 60 days.

(12) Includes 7,273 shares of Common Stock which are issuable upon the conversion of 200 shares of Series A Preferred and options to purchase 23,000 shares of Common Stock which may be exercised within 60 days.

(13) Includes 137,489 shares of Common Stock owned by the Dubin Family Trust for the benefit of Mr. Dubin's wife and grandchildren.

(14) Includes 100,000 shares of Common Stock currently exercisable pursuant to common stock purchase warrants. Does not include a currently indeterminate number of shares of Common Stock underlying another series of common stock purchase warrants (the "Merck B Warrants") issued to Merck KGaA. The actual number of shares contingently issuable under the Merck B Warrants are to be based upon future gross profit of the Company arising from (i) an agreement between a subsidiary of Merck KGaA and the Company and (ii) other products mutually agreed to by the Company and Merck KGaA, but in no event in excess of 700,000 shares.

(15) The source of this information is the Schedule 13G, dated February 19, 1998 filed with the Securities and Exchange Commission. Such Schedule 13G reported that Bear Stearns Asset Management, Inc. has sole power to dispose or direct the disposition of 458,318 shares which is beneficially owned. Includes 181,818 shares of Common Stock which are issuable upon the conversion of 5,000 shares of Series A Preferred and 9,455 shares of Common Stock which are issuable upon the conversion of 260 shares of Series B Preferred.

(16) The source of this information is the Schedule 13D dated March 18, 1998 filed with the Securities & Exchange Commission. Such Schedule 13D reported that Kingdon Capital Management Corporation ("KCMC") is deemed to be the beneficial owner of 40,000 shares of Series B Preferred (convertible into 1,454,545 shares of Common Stock). KCMC has the sole power to vote, direct the vote, dispose of or direct the disposition of all the shares of Series B Preferred that it is currently deemed to beneficially own. The owners of record of these shares of Series B Preferred are as follows:

                                                             Convertible into
                                                             Common Stock as
                                      Series B Preferred         Follows:
                                     --------------------   -----------------
M. Kingdon Offshore N.V. .........          24,000               872,727
Kingdon Associates, L.P. .........           8,000               290,909
Kingdon Partners, L.P. ...........           8,000               290,909

(17) Consists of 872,727 shares of Common Stock which are issuable upon conversion of 24,000 shares of Series B Preferred. These shares are beneficially owned by KCMC, its general partner.

(18) Consists of 290,909 shares of Common Stock which are issuable upon conversion of 8,000 shares of Series B Preferred. These shares are beneficially owned by KCMC, its general partner.

(19) The source of this information is the Schedule 13G, dated February 12, 1998 filed with the Securities & Exchange Commission. Such Schedule 13G reported that these securities are owned by various individual and institutional investors which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims beneficial ownership of such securities.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

     Seven directors (constituting the entire Board) are to be elected at the Annual Meeting. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below (all of whom are currently directors of the Company) to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified. If any of these nominees becomes unavailable for any reason, or if a vacancy should occur before the election, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee or to fill the vacancy on the Board. All nominees have consented to be named and have indicated their intent to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the Board of Directors will occur.

     The nominees, their ages and the year in which each became a director and their principal occupations or employment during the past five years are as follows:

                                         Director
                                        ---------
             Name                Age      Since     Position
-----------------------------   -----   ---------   ---------------------------
Philip R. Chapman ...........    36       1995      Director
Gary Escandon ...............    50       1995      Director
George F. Keane .............    68       1995      Director
Michael Markbreiter .........    35       1997      Director
Max L. Mendelsohn ...........    64       1993      President, Chief Executive
                                                     Officer and Director
John W. Rowe, M.D. ..........    53       1995      Director
Udi Toledano ................    47       1995      Director

------------
     Philip R. Chapman has been a principal in Adler & Company, a venture capital management firm, since 1991 and became a General Partner in 1995. Mr. Chapman is the son-in-law of Frederick R. Adler, a beneficial owner of greater than 5% of the outstanding voting shares. Prior to joining Adler & Company, Mr. Chapman was a senior consultant with Booz Allen & Hamilton International, a management consulting company based in London. Since May 1997, Mr. Chapman has served as a director of Shells Seafood Restaurants, Inc., a chain of seafood restaurants. Mr. Chapman is a director of Integrated Packaging Assembly Corp., a semi-conductor packaging company, as well as of a number of private companies. Mr. Chapman served as Executive Vice President and President of the Company during a portion of 1995.

     Gary Escandon is President of Alvaro P. Escandon Inc., a domestic and international supplier of home furnishing textile piece goods that he organized in 1978. From 1991 to 1995, Mr. Escandon was President of Refreshment Service Corp. and from 1974 to 1978, served as Director of Sales Promotion at The Mennen Company, a manufacturer of health and beauty aids. From 1972 to 1974, Mr. Escandon served as Sales Promotion Coordinator at Bristol-Myers Company. Mr. Escandon has served on the Board of Trustees of Muhlenberg College since 1993.

     George F. Keane was the founding Chief Executive Officer of the Common Fund and served in that capacity from 1971 to 1993 and as President Emeritus and Senior Investment Advisor until June 1996. As a non-profit organization, the Common Fund invests funds on behalf of a consortium of educational institutions. Since 1988, Mr. Keane has been the President of Endowment Advisers, Inc., a registered investment advisor, and he is currently President Emeritus and Senior Investment Advisor of Endowment Advisers, Inc. Mr. Keane has served as Chairman of the Board of Trigen Energy since July 1994. Mr. Keane also serves on several other boards, including as a director and Chairman of the Investment Committee of the United Negro College Fund since 1982; a director of RCB Trust Company since 1991; a director of the Bramwell Funds, Inc., a registered investment company, since August 1994; a director of Universal Stainless & Alloy Products, Inc., a manufacturer of specialty steel products, since 1994; a director of the National Association of College and University Business Officers since 1993; a director of the School, College and University Underwriters Ltd., Bermuda since 1986; a director of the United Educators Risk Retention Group since 1989; a member of the Investment Advisory Committee for New York State Common Retirement Fund since 1982; a trustee of the Nicholas-Applegate Investment Trust, a registered investment company, since January 1993; a trustee of Fairfield University since 1993; and a trustee of Endowment Realty Investors, Inc., a real estate investment trust, since January 1988.

     Michael Markbreiter has been a portfolio manager for private equity investments for Kingdon Capital Management Corp., a manager of investment fund since August 1995. In April 1994, Mr. Markbreiter co-founded Ram Investment Corp., a venture capital company. From March 1993 to January 1994, Mr. Markbreiter served as a portfolio manager for Kingdon Capital Management Corp. From December 1989 to February 1993, Mr. Markbreiter was an analyst at Alliance Capital Management Corp. From July 1993 to September 1989, Mr. Markbreiter was an Executive Editor for Arts of Asia magazine. Mr. Markbreiter has served as a Director of Alyn Corporation, an advanced materials producer, since May 1996. Mr. Markbreiter graduated from Cambridge University with a degree in Engineering.

     Max L. Mendelsohn has been President and Chief Executive Officer of the Company since September 1995. From 1970 to 1990, Mr. Mendelsohn was President and Chief Executive Officer of Barre-National, Inc., a manufacturer of liquid pharmaceutical products. From 1991 to 1995, Mr. Mendelsohn served as Vice President of Business Development of Pharmakinetics Laboratories, Inc., a provider of clinical and analytical services to United States and Canadian pharmaceutical companies. Mr. Mendelsohn has been a director of the Generic Pharmaceutical Industry Association since 1987 and has served as Secretary-Treasurer of that organization since March 1997.

     John W. Rowe, M.D. is President and Chief Executive Officer of The Mount Sinai School of Medicine and The Mount Sinai Medical Center in New York City, where he also serves as a Professor of Medicine and of Geriatrics and Adult Development. Before joining Mount Sinai in 1988, Dr. Rowe was Professor of Medicine and the founding Director of the Division on Aging at Harvard Medical School and Chief of Gerontology at Beth Israel Hospital. He has authored over 200 scientific publications, most of them concerning the basic biology and physiology of the aging process, as well as several textbooks on geriatric medicine. Since 1985, Dr. Rowe has been a director of the MacArthur Foundation Research Network on Successful Aging. From 1987 to 1993, Dr. Rowe served on the Board of Governors of the American Board of Internal Medicine. Since 1989, Dr. Rowe has been a member of the Institute of Medicine of the National Academy of Sciences and Chair, Council on Biomedical Research and Development of the New York Academy of Medicine. Dr. Rowe has been a participant and a member of numerous medical committees and advisory panels and is the recipient of many awards and honors within the medical community.

     Udi Toledano has been the President of Andromeda Enterprises, Inc., a private investment company, since December 1993 and Chairman of the Board of Alyn Corporation, a manufacturer of advanced materials, since January 1997. Since May 1996, Mr. Toledano has served as a director of HumaScan Inc., a manufacturer of medical devices. Mr. Toledano was the President of CR Capital Inc., a private investment company, from 1983 to December 1993. Mr. Toledano has been a director of Universal Stainless & Alloy Products, Inc., a manufacturer of specialty steel products, since July 1994.

Committees

     The Board of Directors of the Company has an Executive Committee, Audit Committee, Compensation Committee and Stock Option Committee. During the fiscal year ended December 31, 1997, each director then in office, except for Mr. Frederick R. Adler, attended not less than 75% of the aggregate number of meetings of the Board of Directors and meetings of the committee of the Board on which he served which were held while such person served in office. The Board of Directors held five meetings during the fiscal year ended December 31, 1997.

     The Executive Committee, established in September 1995, consisted of Messrs. Mendelsohn, Chapman and Toledano during the fiscal year 1997. The Executive Committee has all the powers of the Company's Board of Directors except that it is not authorized to amend the Company's Certificate of Incorporation, declare any dividends or issue shares of the capital stock of the Company. The Executive Committee met seven times during the fiscal year ended December 31, 1997, with all members of the Committee in attendance. In January 1998, Mr. Markbreiter was added as a member of the Executive Committee.


     The Audit Committee, established in October 1995, currently consists of Mr. Toledano, as Chairman, and Messrs. Adler, Chapman, Escandon and Keane and Dr. Rowe. The Audit Committee reviews with the Company's independent accountants the scope and timing of their audit services, any other services they are asked to perform, the report of independent accountants on the Company's financial statements following completion of their audit and the Company's policies and procedures with respect to internal accounting and financial controls. In addition, the Audit Committee makes an annual recommendation to the Board of Directors concerning the appointment of independent accountants for the ensuing year. The Audit Committee met two times during the fiscal year ended December 31, 1997 with all members of the Committee in attendance except for Mr. Adler.

     The Compensation Committee, established in October 1995, currently consists of Mr. Escandon, as Chairman, and Messrs. Adler, Keane and Mendelsohn. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding the compensation and benefits of all officers of the Company and reviews general policy matters relating to compensation and benefits of employees of the Company. Prior to the formation of the Stock Option Committee in March 1997, the Compensation Committee also administered the 1995 Plan. The Compensation Committee met three times during the fiscal year ended December 31, 1997 with all members of the Committee in attendance.

     The Stock Option Committee, established in March 1997, currently consists of Mr. Escandon, as Chairman, and Messrs. Adler and Keane. The Committee reviews the stock option benefits of all officers of the Company and other participants in the 1995 Plan and makes recommendations to the Board of Directors, reviews general policy matters relating to stock options proposed to be granted to employees of the Company and administers the 1995 Plan. The Stock Option Committee met three times during the fiscal year ended December 31, 1997 with all members of the committee in attendance.

     In March 1997, the Board of Directors authorized the formation of the Scientific Advisory Board to be chaired by Dr. Rowe. The Scientific Advisory Board has not held a meeting to date. See "Certain Transactions".

Compensation of Directors

     Members of the Board of Directors of the Company received no annual remuneration for acting in that capacity during the fiscal year ended December 31, 1997. The Company's non-employee directors were paid $500 (plus reasonable expenses) for each attended meeting of the Board of Directors. Pursuant to the terms of the 1995 Plan, each non-employee director who was not a director of the Company on or before September 1, 1995 is granted an option to purchase 10,000 shares of Common Stock on the first business day after the Annual Meeting of Stockholders at which such non-employee director is elected. In June 1997, pursuant to the 1995 Plan, each of Mr. Keane and Dr. Rowe were granted options to purchase 10,000 shares of Common Stock at an exercise price of $8.50 per share. The 1995 Plan was amended in March 1997 to provide that each person who is elected as a director at any time other than at an Annual Meeting of Stockholders shall receive options to purchase 10,000 shares of Common Stock on the date of such election in lieu of the Director options to be granted after the Company's next Annual Meeting. In accordance with such amendment, Mr. Weiner received options in March 1997 to purchase 10,000 shares of Common Stock at an exercise price of $8.50 and Mr. Markbreiter received options in December 1997 to purchase 10,000 shares of Common Stock at an exercise price of $3.125. On October 15, 1997, the

Board of Directors decided, with "interested" Board members abstaining from the vote, to grant new options ("New Options") to all employees and directors holding outstanding incentive stock options or non-incentive stock options to purchase the Corporation's Common Stock which had been granted at exercise prices in excess of the then current fair market value of the Common Stock in order to effectuate the intent and purpose of the 1995 Plan and to create greater incentives among such employees and directors. In exchange for the cancellation of each Old Option, an identical New Option was granted having an exercise price, subject to the Option Plan, of $3.125 per share, the closing price of the Common Stock as reported on the Nasdaq SmallCap Market on December 19, 1997.

     On February 24, 1998, the Board of Directors approved certain amendments (the "Amendments") to the 1995 Plan, which Amendments are presented to the stockholders as Proposal 2 hereof, to provide for the increase of the number of shares that may be issued under the 1995 Plan and the annual grant of 5,000 options to purchase Common Stock of the Company to non-employee directors who were directors of the Company prior to September 1, 1995. In the event that these Amendments to the 1995 Plan are approved, Messrs. Chapman, Escandon and Toledano would be eligible for such grants.


Section 16(a) Beneficial Ownership Reporting Compliance

     To the Company's knowledge, the Company's directors, officers and beneficial owners of ten percent or more of the Company's Common Stock are in compliance with the reporting requirements of Section 16(a) under the Securities Exchange Act of 1934, as amended, except for a late filing of a Form 4 by George F. Keane, Schedule 13G by Gary Dubin and Schedule 13D by Kingdon Capital Management Corp.


Vote Required

     The seven nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them shall be elected as directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instructions to the contrary. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will not be counted as a vote for any such nominee.

     THE BOARD OF DIRECTORS DEEMS THE ELECTION AS DIRECTORS OF THE SEVEN NOMINEES LISTED ABOVE TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THESE NOMINEES.

                            EXECUTIVE COMPENSATION

     The following table summarizes the compensation earned by or paid to the Company's current President and Chief Executive Officer and the Company's other three most highly compensated executive officers for 1995, 1996 and 1997. No other person received in excess of $100,000 of compensation from the Company during 1997.

                          SUMMARY COMPENSATION TABLE




                                                                           Annual                                 Long-Term
                                                                        Compensation                             Compensation
                                                   -------------------------------------------------------   -------------------
                                                                                             Other Annual        Common Stock
                                                                                             Compensation     Underlying Options
      Name and Principal Position          Year        Salary ($)           Bonus ($)              $                 (#)
---------------------------------------   ------   ------------------   -----------------   --------------   -------------------
Max L. Mendelsohn, President and          1997        $   153,578                  --          18,172 (1)             65,000 (2)
Chief Executive Officer                   1996        $   150,001 (3)              --          23,368 (4)                 --
                                          1995        $    50,193 (5)              --              --                 65,000
Cornel C. Spiegler, Chief Financial       1997        $   135,660                  --              --                 36,000 (2)
Officer and Vice President--              1996        $   131,144                  --              --                     --
Administration                            1995        $    31,250 (6)       $  25,000 (7)          --                 36,000
Joseph A. Storella, Vice President --     1997        $   133,100                  --              --                 36,000 (2)
Operations                                1996        $    78,500 (8)              --              --                 36,000
Marc M. Feinberg, Vice President --       1997        $   133,100                  --              --                 36,000 (2)
Quality Assurance and Regulatory          1996        $    26,000 (9)              --              --                 36,000
Affairs

------------
(1) Represents life insurance and long-term disability along with gross-up tax payments with respect to such insurance payments.

(2) Represents the cancellation of the Old Options and the issuance of identical repriced New Options having an exercise price of $3.125 per share.

(3) The salary excludes $28,558 that was earned by Mr. Mendelsohn in 1995 and paid to him in 1996.

(4) Represents life insurance and long-term disability insurance along with gross-up tax payments with respect to such insurance payments in the amount of $17,895 for 1996 and $5,473 paid in 1996 for life insurance and related gross-up tax payments for premiums due in 1997.

(5) Mr. Mendelsohn has served as President and Chief Executive Officer of the Company since September 1995. The salary includes $28,558 that was earned by Mr. Mendelsohn in 1995 and paid to him in 1996.

(6) Mr. Spiegler has served as Chief Financial Officer and Vice President - Administration of the Company since September 1995.

(7) Bonus earned in 1995 and paid in 1996.

(8) Mr. Storella has served as Vice President - Operations of the Company since May 1996.

(9) Mr. Feinberg has served as Vice President - Quality Assurance and Regulatory Affairs since October 1996.

     The following table sets forth information on option grants in the fiscal year ended December 31, 1997 to the persons named in the Summary Compensation Table.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                       % of Total Options
                               Number of Securities        Granted to
                                Underlying Options        Employees in        Exercise
Name                                Granted(1)            Fiscal Year       Price ($/SH)    Expiration Date
----------------------------  ----------------------  -------------------  --------------  ----------------
Max L. Mendelsohn ..........         12,500                 3.9%                $3.125          09/01/05
                                     52,500                16.5%                $3.125          12/19/05
Cornel C. Spiegler .........         36,000                11.4%                $3.125          09/27/05
Joseph A. Storella .........         36,000                11.4%                $3.125          05/20/06
Marc M. Feinberg ...........         36,000                11.4%                $3.125          10/14/06

------------
(1) Represents cancellation of Old Options and issuance of identical repriced New Options.

     The following table sets forth information with respect to unexercised stock options held at December 31, 1997 by the persons named in the Summary Compensation Table. There were no exercises of options to purchase Common Stock by such individuals during the fiscal year ended December 31, 1997.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                    Number of Unexercised             Value of Unexercised
                                       Options Held at              in-the-Money Options at
                                     Fiscal Year End (#)             Fiscal Year End($)(1)
                               -------------------------------   ------------------------------
Name                            Exercisable     Unexercisable     Exercisable     Unexercisable
----------------------------   -------------   ---------------   -------------   --------------
Max L. Mendelsohn ..........      50,556            14,444          $15,799         $ 4.514
Cornel C. Spiegler .........      27,000             9,000          $ 8,438         $ 2.813
Joseph A. Storella .........      19,000            17,000          $ 5,938         $ 5.313
Marc M. Feinberg ...........      14,000            22,000          $ 4,375         $ 6.875

------------
(1) Computed based in the difference between the closing bid price per share of the Common Stock of $3.4375 on December 31, 1997 and the exercise price of $3.125.

Stock Option Committee Report on Repricing of Options

     The Stock Option Committee endorses the position that equity ownership by management is beneficial in aligning management's and stockholders' interest in the enhancement of stockholder value and, accordingly, endorses the stock option program currently in place. The Committee strongly believes that the compensation program should provide employees and certain directors with an opportunity to increase their ownership and potentially gain financially from Company stock price increases.

     The 1995 Plan provides that the exercise price of options granted thereunder prior to the second anniversary of the Company's initial public offering shall be the greater of Fair Value and $8.50, the initial public offering price of the Company's Common Stock. All options under the 1995 Plan were granted at exercise prices ranging from $8.50 to $11.25, December 19, 1997, the closing price of the Common Stock as reported by Nasdaq was $3.125 per share. Accordingly, because the exercise price of the options granted under the 1995 Plan are substantially in excess of the market price of the Company's Common Stock, the grant of options under the 1995 Plan has not served the Committee's compensation strategy.

     The decision by disinterested members of the Board of Directors to reprice all outstanding options effective December 19, 1997 by canceling all Old Options and issuing New Options with an exercise price of then-current market price of $3.125 per share to all employees and those affected directors holding outstanding Old Options was intended to effectuate the intent and purpose of the 1995 Plan and to create greater incentives among employees and directors. The Committee believes that the repricing of all outstanding stock options meets the compensation strategy and business needs of the Company by emphasizing increased value for stockholders and retaining key employees and directors.

                                                    Stock Option Committee


                                                    Gary Escandon
                                                    Frederick R. Adler
                                                    George F. Keane

Employment Agreements

     Max L. Mendelsohn, Pieter J. Groenewoud and Cornel C. Spiegler have entered into three-year employment agreements with the Company for the position of President and Chief Executive Officer; Vice President, Product Development; and Chief Financial Officer and Vice President--Administration; respectively, effective September 1995, May 1996, and September 1995. Messrs. Mendelsohn's, Groenewoud's and Spiegler's employment agreements provide for a base annual salary of $150,000, $90,000 and $125,000, respectively, which may be increased annually at the discretion of the Board of Directors, as well as stock options and a customary benefits package. Under Mr. Mendelsohn's employment agreement, he may be eligible for a performance-based bonus equal to $30,000 which amount was not earned in 1997.

     At the Company's option, the term of each of Messrs. Mendelsohn's, Groenewoud's and Spiegler's employment agreement may be extended for one additional year. The employment agreements of Messrs. Mendelsohn, Groenewoud and Spiegler prohibit them from (i) competing with the Company for one year following termination of employment with the Company and (ii) disclosing confidential information or trade secrets in any unauthorized manner. If one of those employees is discharged without cause (as defined in such employee's agreement), the Company shall continue to pay such employee at his then current salary for the longer of six months or the remainder of the agreed upon employment period.

     In connection with his employment agreement, the Company granted Mr. Mendelsohn an option to purchase 12,500 shares of Common Stock at $5.75 per share and granted to him in December 1995 an additional option to purchase 52,500 shares of Common Stock at $8.50 per share. The options vest in equal monthly installments on the last day of each month occurring in the 36-month period beginning September 1, 1995, subject to Mr. Mendelsohn's continued employment. The options will become fully vested if Mr. Mendelsohn's employment is terminated under certain circumstances, including a termination by the Company without cause. In conjunction with the repricing of all of the Company's stock options, Mr. Mendelsohn's options were cancelled effective December 19, 1997 and replaced with identical repriced New Options having an exercise price of $3.125 per share. On January 27, 1998, Mr. Mendelsohn's employment agreement was extended by two years through September 1, 2000 at an annual salary of $165,000 and an option to purchase 25,000 shares of Common Stock at $3.75 per share was granted. Of the 25,000 shares granted, 5,000 shares became fully vested on January 27, 1998, 10,000 shares will become vested on September 1, 1999 and the remaining 10,000 shares will become vested on September 1,2000.

     In December 1995, in connection with his employment agreement, the Company granted Mr. Groenewoud an option to purchase 25,000 shares of Common Stock at $8.50 per share. One-third of the option vested on October 1, 1996 and the remaining two-thirds vests in monthly installments over the 24-month period beginning on October 1, 1996, in each case based on Mr. Groenewoud's continued employment during that time. In conjunction with the repricing of all of the Company's stock options, Mr. Groenewoud's options were cancelled effective December 19, 1997 and replaced with identical repriced New Options having an exercise price of $3.125 per share. On January 27, 1998, Mr. Groenewoud was granted an option to purchase 11,000 shares of Common Stock at $3.75 per share to be vested in monthly installments through October 1, 1998.

     In connection with his employment agreement, in December 1995 the Company granted Mr. Spiegler an option to purchase 36,000 shares of Common Stock at $8.50 per share. One-third of the option vested on September 27, 1996 and the remaining two-thirds vests in monthly installments over the 24-month period beginning on September 27, 1996, in each case based on Mr. Spiegler's continued employment during that time. In conjunction with the repricing of all of the Company's stock options, Mr. Spiegler's options were cancelled effective December 19, 1997 and replaced with identical repriced New Options having an exercise price of $3.125 per share.

     At various times during 1996 and 1997, Joseph Storella, Marc Feinberg, Mitchell Goldberg and Seymour Hyden entered into three-year employment agreements with the Company for the position of Vice President-Operations; Vice President-Quality Assurance and Regulatory Affairs; Vice President-Sales and Marketing; and Vice President-Scientific and Technical Affairs; respectively. Messrs. Storella's, Feinberg's and Goldberg's and Dr. Hyden's employment agreements provide for a base annual salary of $130,000, $130,000, $110,000 and $130,000, respectively, which may be increased annually at the discretion of the Board of Directors, as well as stock options and a customary benefits package. Under Mr. Goldberg's employment agreement, he received a sign-on bonus of $10,000. In addition, he may be eligible for certain performance-based bonuses in 1997 in the amount of $5,000 per quarter in the event that the Company reaches certain projected sales goals, which amount shall be proportionally increased in the event that such goals are exceeded, and $10,000 per quarter in 1998 in the event that such projections are met. In January, 1998, Mr. Goldberg was paid a sales bonus of $10,000 regarding the 1997 sales performance.

     The term of each of Messrs. Storella's, Feinberg's and Goldberg's and Dr. Hyden's employment agreement may be extended. The employment agreements of Messrs. Storella, Feinberg and Goldberg and Dr. Hyden prohibit them from (i) competing with the Company for one year following termination of employment with the Company and (ii) disclosing confidential information or trade secrets in any unauthorized manner. If Mr. Goldberg is discharged without cause (as defined in his agreement), the Company shall continue to pay Mr. Goldberg his then current salary for the lesser of six months or the remainder of the agreed upon employment period. If Messrs. Storella or Feinberg or Dr. Hyden is discharged without cause (as defined in such employee's agreement), the Company shall continue to pay such employee his then current salary for a period of six months.

     In 1996, in connection with his employment agreement, the Company granted Mr. Storella an option to purchase 36,000 shares of Common Stock at $9.13 per share. One-third of the option vests on May 20, 1997 and the remaining two-thirds vests in monthly installments over the 24-month period beginning on May 20, 1997, in each case based on Mr. Storella's continued employment during that time. In conjunction with the repricing of all of the Company's stock options, Mr. Storella's options were cancelled effective December 19, 1997 and replaced with identical repriced New Options having an exercise price of $3.125 per share.

     In 1996, in connection with his employment agreement, the Company granted Mr. Feinberg an option to purchase 36,000 shares of Common Stock at $8.50 per share. One-third of the option vests on October 14, 1997 and the remaining two-thirds vests in monthly installments over the 24-month period beginning on October 14, 1997, in each case based on Mr. Feinberg's continued employment during that time. In conjunction with the repricing of all of the Company's stock options, Mr. Feinberg's options were cancelled effective December 19, 1997 and replaced with identical repriced New Options having an exercise price of $3.125 per share.

     In 1997, in connection with his employment agreement, the Company granted Mr. Goldberg an option to purchase 36,000 shares of Common Stock at $8.50 per share. One-third of the option vests on March 17, 1998 and the remaining two-thirds vests in monthly installments over the 24-month period beginning on March 17, 1998, in each case based on Mr. Goldberg's continued employment during that time. In conjunction with the repricing of all of the Company's stock options, Mr. Goldberg's options were cancelled effective December 19, 1997 and replaced with identical repriced New Options having an exercise price of $3.125 per share.

     In 1997, in connection with his employment agreement, the Company granted Dr. Hyden an option to purchase 36,000 shares of Common Stock at $8.50 per share. One-third of the option vests on March 31, 1998 and the remaining two-thirds vests in monthly installments over the 24-month period beginning on March 31, 1998, in each case based on Dr. Hyden's continued employment during that time. In conjunction with the repricing of all of the Company's stock options, Mr. Hyden's options were cancelled effective December 19, 1997 and replaced with identical repriced New Options having an exercise price of $3.125 per share.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Merck KGaA Relationship

     The Company has entered into agreements with Merck KGaA, a German corporation and a stockholder of the Company, and two of its indirect subsidiaries, Genpharm, Inc. ("Genpharm") and Dey Laboratories, Inc. ("Dey"), concerning the Company's serving as a secondary site manufacturer for a minimum of 30% of Genpharm's United States requirements of Ranitidine, the generic version of the brand name drug Zantac (the "Genpharm Agreement"), and the distribution of certain of the Company's generic products through Dey. During 1997, the agreement with Dey was terminated. Merck KGaA owns 150,000 shares of Common Stock of the Company, holds warrants to acquire 100,000 shares and has the right to acquire warrants to purchase additional shares. See "Beneficial Ownership of Common Stock by Certain Stockholders and Management."

     In January 1997, the Company entered into an amendment to the Genpharm Agreement (the "Amendment"), pursuant to which the Company shall supply packaging with respect to Genpharm's United States Ranitidine 1 production requirements based on a five-year cost-plus and percentage of profits compensation arrangement following Genpharm's receipt of the requisite FDA Ranitidine approvals. In addition to the manufacture and distribution of Ranitidine, the Amendment provides the Company with the opportunity to develop products with the assistance of Merck KGaA that are marketed outside the U.S. The Company paid legal fees in the amount of $18,040 to Stern, Wiener and Levy during 1997 in connection with the amendment to the Genpharm Agreement. Richard Wiener, a director of the Company, was a partner at Stern, Wiener & Levy.

Scientific Advisory Board

     In March 1997, the Board of Directors authorized the formation of a Scientific Advisory Board to be chaired by Dr. Rowe. As Chairman, Dr. Rowe will receive an initial stipend of $30,000 along with options to purchase 15,000 shares of Common Stock having an exercise price equal to the fair market value on the date of the grant. Dr. Rowe will also receive an annual grant of an option to purchase 5,000 shares of Common Stock as well as an option to purchase 1,000 shares of Common Stock for each meeting attended, with a maximum of four meetings per year. Each other member of the Scientific Advisory Board will receive an option to purchase 2,000 shares of Common Stock on the date of joining the board, a stipend of $1,000 per meeting and a grant of an option to purchase 750 shares of Common Stock for each meeting attended, with a maximum of four meetings per year.

                PROPOSAL NO. 2--ADOPTION OF CERTAIN AMENDMENTS
                  TO THE COMPANY'S 1995 STOCK INCENTIVE PLAN

     The Board of Directors has unanimously adopted, subject to stockholder approval, certain amendments to the Company's 1995 Plan which would (i) increase the number of shares of Common Stock that may be issued thereunder from 550,000 shares to 750,000 shares and (ii) provide for the annual grant of 5,000 options to purchase Common Stock of the Company to non-employee directors who were directors of the Company on or prior to September 1, 1995. A copy of sections of the 1995 Plan, marked to reflect the Amendments, is annexed hereto as Appendix A. In June 1996, the Company's Stockholders approved an amendment to increase the number of shares of Common Stock from 400,000 shares to 550,000 shares. As of March 16, 1998, the number of shares available for future grants under the 1995 Plan was 79,700, with no shares of Common Stock having been issued under the 1995 Plan.

     The 1995 Plan, as amended hereby, was adopted by the Company's Board of Directors for the purpose of securing for the Company and its stockholders the benefits of ownership of Company stock options by directors who are not employees, and who were not directors on or before September 1, 1995 ("Eligible Directors"), directors who are not employees and who were directors of the Company on or before September 1, 1995 ("Pre-IPO Directors"), officers and other key employees ("Key Employees") of the Company (and any subsidiary corporations) who are expected to contribute to the Company's future growth and success. At March 16, 1998, four Eligible Directors, three Pre-IPO Directors (assuming approval of the Amendments by the Company's Stockholders) and approximately 56 Key Employees were eligible to participate in the 1995 Plan. No award may be granted under the 1995 Plan after September 14, 2005.

     The Company may in its sole discretion grant options to Key Employees and must grant options to the Company's Eligible Directors and (if the Amendments are approved by the Company's Stockholders) Pre-IPO Directors, subject to specified terms and conditions and in accordance with a specified formula. Options granted to Key Employees may be either incentive stock options ("ISOs") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options ("NQSOs") not meting the requirements of Section 422 of the Code. Options granted to Eligible Directors and (if the Amendments are approved by the Company's Stockholders) Pre-IPO Directors are NQSOs.

     The 1995 Plan provides that it may be administered by the Board of Directors or a committee appointed by the Board. The Board has designated the Stock Option Committee (the "Committee") to administer the 1995 Plan. Subject to the terms of the 1995 Plan, the Committee will determine the Key Employees who will receive grants of options, the number of shares of Common Stock subject to each option, the grant date, the expiration date and the terms and conditions for the options. Options granted to Eligible Directors and (if the Amendments are approved by the Company's Stockholders) Pre-IPO Directors are governed by the formula discussed below. The Committee has the authority to construe and interpret the provisions of the 1995 Plan and the options granted thereunder. Each grant of options are to be evidenced by a stock option agreement executed by the Company and the Eligible Director, Pre-IPO Director or Key Employee, as the case may be, at the time of grant, in accordance with the terms and conditions of the 1995 Plan.

     An option granted to a Key Employee expires on the date determined by the Committee, which date may not exceed ten years from the date the option is granted. Unless otherwise specified by the Committee for a particular grant, options granted to Key Employees vest equally over four years, commencing on the first anniversary of the date of grant, in each case assuming the recipient has been continuously employed by the Company or any subsidiary during that time.

     If a Key Employee's employment with the Company is terminated for any reason other than death or disability or a discharge for cause, any outstanding option, to the extent that it was exercisable on the date of such termination, may be exercised by the holder within three months after such termination (or such shorter time as may be specified by the Committee), but in no event later than the expiration of the option. If a Key Employee dies or becomes totally and permanently disabled while an employee of the Company or a subsidiary, or dies within three months after the Key Employee ceases to be such an employee, any outstanding option, to the extent that it has vested may be exercised by the Key Employee (his estate, or by the person to whom the option is transferred by will or the laws of descent and distribution, as the case may
be) within the period of one year after the date of death or the date the Key Employee ceases to be an employee because of such disability (or within such lesser period as may be specified by the Committee). If a Key Employee is discharged for "cause" (as defined in the 1995 Plan), the right of such Key Employee to exercise an option will terminate immediately upon cessation of such services.

     The 1995 Plan provides for a one-time grant to Eligible Directors immediately prior to the Company's initial public offering (the "Initial Grant"), pursuant to which each of two directors were granted an option to purchase 30,000 shares in December 1995. The formula pursuant to which Eligible Directors are granted options under the 1995 Plan provided that on the first business day following the 1996 annual meeting of stockholders and on the first business day following each successive annual meeting of stockholders, each person who is elected as a director after that meeting and is an Eligible Director, and each person who continues to serve as director after that meeting and is an Eligible Director, shall be granted an option to purchase 10,000 shares of Common Stock (the "Eligible Director Options") in recognition of service as a director. Each person who is elected as a director at any time other than at an Annual Meeting of Stockholders shall receive options to purchase 10,000 shares of Common Stock on the date of such election in lieu of the Eligible Director Options to be granted after the Company's next Annual Meeting. The Amendments, if adopted, automatically would grant to each Pre-IPO Director on the first business day following the 1998 Annual Meeting of Stockholders and on the first business day following each successive Annual Meeting of Stockholders (to the extent such Pre-IPO Director continues to serve as a director after that meeting), an option under the 1995 Plan to purchase 5,000 shares of Common Stock (the "Pre-IPO Director Options" and, together with the Eligible Director Options, the "Director Options"). Director Options expire ten years from the date of grant and vest ratably over three years commencing on the first anniversary of the date of grant, assuming that the recipient continuously serves as a director during that time; provided, however, one-third of the Initial Grant shall be vested upon its grant and the remaining two-thirds shall vest ratably over three years commencing on the first anniversary of the date of grant. All vested options granted to the directors under the 1995 Plan remain exercisable until their expiration date.

     Options granted under the 1995 Plan must be exercised within ten years of grant date, except that an ISO granted to a person owning more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary of the Company (a "Ten Percent Stockholder") must be exercised within five years of the grant date.

     The exercise price of each option granted under the 1995 Plan shall be the fair market value per share of the Common Stock on the date the option is granted. On October 15, 1997, the Board of Directors repriced all outstanding options effective December 19, 1997. See "Stock Option Committee Report on Repricing of Options."

     For ISOs granted to a Ten Percent Stockholder, the exercise price cannot be less than 110% of the fair market value (the "Fair Value") per share of Common Stock. The exercise price may be paid in cash (by check) by transferring shares of Common Stock owned by the option holder and having a Fair Value on the date of surrender equal to the aggregate exercise price of the option, or solely with respect to options granted to Key Employees by cash payments in installments or pursuant to a full recourse promissory note, in either case, upon the terms and conditions as the Committee determines. Upon the exercise of any option, the Company is required to comply with all applicable withholding tax requirements.

     The Board may amend or terminate the 1995 Plan at any time (except that the provisions governing the grant of Options to Eligible Directors and Pre-IPO Directors, if the Amendments are adopted, may not be amended more than once every six months other than to comply with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended) and in any respect, except that the Board or the Committee cannot, without the approval of the stockholders of the Company, amend the 1995 Plan if stockholder approval is required pursuant to (i) Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or (ii) Section 422 of the Code and such amendment would affect the status of any ISO under Section 422 of the Code. No amendment of the 1995 Plan, without the option holder's consent, may adversely affect any options previously granted him or her.

     The table below indicates stock options that have been granted during the 1997 fiscal year under the 1995 Plan to (i) each person named in the Summary Compensation Table appearing earlier in this Proxy Statement, (ii) all current executive officers of the Company as a group, (iii) all current directors who are not executive officers as a group and (iv) all employees of the Company, including all current officers of the Company who are not executive officers of the Company, as a group:

         1995 Stock Incentive Plan Benefits Granted During Fiscal 1997

Name and Position                                             Dollar Value ($) (1)    Number of Shares (2)
-----------------------------------------------------------  ----------------------  ---------------------
Max L. Mendelsohn .........................................         $  97,500                65,000
 President and Chief Executive Officer
Cornel C. Spiegler ........................................         $  54,000                36,000
 Chief Financial Officer and Vice President--Administration
Joseph A. Storella ........................................         $  54,000                36,000
 Vice President - Operations
Marc M. Feinberg ..........................................         $  54,000                36,000
 Vice President - Quality Assurance and Regulatory Affairs
Executive Officers as a Group .............................         $ 405,000               270,000
Non-Executive Officer Director Group ......................         $ 180,000               120,000
Non-Executive Officer Employee Group ......................         $  70,200                46,800

------------
(1) The closing price of Common Stock on the Nasdaq SmallCap Market on March 5, 1998 was $4.625. The dollar value listed is the excess, if any, of the closing price of the Common Stock on March 5,1998 over the exercise price of the options.
(2) Represents cancellation of Old Options and issuance of identical repriced New Options with an exercise price of $3.125 per share.

Federal Income Tax Consequences

     An optionee will not realize taxable income upon the grant of an option. In general, the holder of an NQSO will realize ordinary income when the option is exercised equal to the excess of the value of the stock over the exercise price (i.e. the option spread), and the Company is entitled to a corresponding deduction. (If an option is exercised within six months after the date of grant and if the optionee is subject to the six month restrictions on sale of Common Stock under Section 16(b) of the Securities Exchange Act of 1934, as amended, the optionee generally will recognize ordinary income on the date the restrictions lapse, unless early income recognition election is made.) Upon a later sale of the stock, an optionee will realize capital gain or loss equal to the difference between the selling price and the value of the stock at the time the option was exercised (or, if later, the time when ordinary income was realized in respect of the exercise).

     The holder of an ISO will not realize taxable income upon the exercise of the option (although the option spread included in income for purpose of the alternative minimum tax). If the stock acquired upon exercise of the ISO is sold or otherwise disposed of within two years from the option grant date or within one year from the exercise date, then, in general, gain realized on the sale is treated as ordinary income to the extent of the option spread at the exercise date, and the Company receives a corresponding deduction. Any remaining gain is treated as capital gain. If such stock is sold after the one-and-two-year holding periods described in the preceding sentence, then any gain or loss realized upon the sale will be capital gain or loss and the Company will not be entitled to a deduction. A special basis adjustment applies to reduce the gain for alternative minimum tax purposes.

The Amendments to the 1995 Plan

     The Board of Directors believes that the approval of the Amendments will serve the best interest of the Company and its stockholders. The Board of Directors believes that the amendment to increase the number of shares which may be issued under the 1995 Plan will permit the Stock Option Committee to exercise needed flexibility in the administration of the 1995 Plan and the granting of options thereunder. In addition, the Board believes that the ability to grant additional options will help attract, motivate and retain key employees who are in a position to contribute to the successful conduct of the business and affairs of the Company as well as stimulate in such individuals an increased desire to render greater service to the Company. The Board of Directors further believes that the amendment to provide for the annual grant of 5,000 options to purchase Common Stock to Pre-IPO Directors serves, among other things, to recognize their continuing and increased responsibilities to the Company and to encourage continued service by such individuals.

    Accordingly, the Board of Directors recommends that the stockholders approve the following resolutions:

    RESOLVED, that the total number of shares of the Corporation's Common Stock which may be issued under the Corporation's 1995 Stock Incentive Plan (the "Plan") shall be increased to 750,000 shares, and that the first sentence of Section 4 of the Plan be amended to read in its entirety as follows:

        "Subject to adjustment as provided in Sections 13 and 14 below, the maximum number of shares of Common Stock of the Company that may be issued and sold pursuant to Options granted under the Plan is 750,000 shares in the aggregate (one share per Option)"

    RESOLVED, that the Plan be amended by restating paragraph (a) of Section 2 thereof to read in its entirety as follows:

        "(a) Types of Awards. Under the Plan, the Company may in its sole discretion grant, with respect to the Company's common stock, par value $.01 per share ("Common Stock") to key employees (the "Key Employees"), as authorized by action of the Board of Directors of the Company (or a committee designated by the Board of Directors), and the Company shall, subject to the terms and conditions hereof, grant to each director of the Company who is not an employee and who was not a director on or before September 1, 1995 (an "Eligible Director") and to each director of the Company who is not an employee and who was a director on or before September 1, 1995 (a "Pre-IPO Director"), Options in accordance with the formula set forth in Section 7 hereof. As used in the Plan, an "Award" shall mean an Option and an "Award Owner" shall mean the owner of an Option. Options granted pursuant to the Plan to Key Employees may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory options ("Non-Statutory Stock Options"), which are not intended to or do not meet the requirements of Code Section 422. Options granted to Eligible Directors and Pre-IPO Directors pursuant to the Plan shall be only Non-Statutory Stock Options."

    RESOLVED, that the Plan be amended by restating paragraph (a) of Section 7 thereof to read in its entirety as follows:

        "(a) Non-discretionary Grants. Notwithstanding anything to the contrary contained in this Plan, Eligible Directors shall be granted Options ("Director Options") as follows: (i) immediately prior to the initial public offering of shares of Common Stock, each Eligible Director shall be granted 30,000 Director Options to purchase 30,000 shares of Common Stock in the aggregate, subject to vesting as provided in Section 7(d) below, (ii) on the first business day following the annual meeting of shareholders of the Company to elect directors in 1996, and thereafter on the first business day following each successive annual meeting of shareholders, so long as Director Options remain available for grant, each person who is elected as a director at that meeting and is an Eligible Director, and each person who continues to serve as a director after that meeting, and is an Eligible Director, shall be granted 10,000 Director Options to purchase 10,000 shares of Common

        Stock in the aggregate, subject to vesting as provided in Section 7(d) below, and (iii) on the first business day following the annual meeting of shareholders to elect directors in 1998, and thereafter on the first business day following each successive annual meeting of shareholders, so long as Director Options remain available for grant, each Pre-IPO Director who continues to serve as a director after that meeting shall be granted 5,000 Director Options to purchase 5,000 shares of Common Stock in the aggregate, subject to vesting as provided in Section 7(d) below. Notwithstanding the foregoing, each person who is elected as a director at any time after the date of the annual meeting of stockholders and is an Eligible Director shall be granted, on the effective date of such election, 10,000 Director Options to purchase 10,000 shares of Common Stock in the aggregate, subject to vesting as provided in Section 7(d) below, so long as Director Options remain available for grant. Such Director Options shall be granted in lieu of the Director Options which would otherwise be granted to such Eligible Director on the first business day following the next annual meeting of the stockholders pursuant to the first sentence of this Section 7(a)."

    RESOLVED, that the Plan be amended by replacing, except to the extent appearing in the foregoing resolutions, all occurrences of the phrase "Eligible Director" appearing in the 1995 Plan and the exhibits thereto with the phrases "Eligible Director and Pre-IPO Director" or "Eligible Director or Pre-IPO Director" as the context shall reasonably dictate.

Vote Required

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for adoption of the proposed Amendments to the 1995 Plan.

     THE BOARD OF DIRECTORS DEEMS PORPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                  PROPOSAL NO. 3--RATIFICATION OF APPOINTMENT
                          OF INDEPENDENT ACCOUNTANTS

     The stockholders will be asked to ratify the appointment of Price Waterhouse LLP as the independent accountants of the Company for the fiscal year ending December 31, 1998. Price Waterhouse LLP audited the financial statements of the Company for the fiscal year ended December 31, 1997. A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions from stockholders.

Vote Required

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for ratification of the selection of Price Waterhouse LLP as the Company's independent accountants for the fiscal year ending December 31, 1998.

     THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 3 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                             STOCKHOLDER PROPOSALS

     All stockholder proposals which are intended to be presented at the Annual Meeting of Stockholders of the Company to be held in 1999 must be received by the Company no later than December 7, 1998 for inclusion in the Board of Directors' proxy statement and form of proxy relating to that meeting.

                                OTHER BUSINESS

     The Board of Directors knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

     The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the Annual Meeting, please sign the proxy and return it in the enclosed envelope.

                                            By Order of the Board of Directors

                                            CORNEL C. SPIEGLER
                                            Secretary
Dated: April 6, 1998

                                                                     APPENDIX A

     Below is the text of the portion of the Company's 1995 Plan as proposed to be amended pursuant to Proposal No. 2. Proposed language to the 1995 Plan which requires shareholder approval is set forth underlined and the language proposed to be deleted is set forth in brackets. The number and heading of the sections which are proposed to be amended are set forth in bold type.

2.  Types of Plan Benefits and Administration

   (a) Types of Awards. Under the Plan, the Company may in its sole discretion grant, with respect to the Company's common stock, par value $.01 per share ("Common Stock") to key employees (the "Key Employees"), as authorized by action of the Board of Directors of the Company (or a committee designated by the Board of Directors), and the Company shall, subject to the terms and conditions hereof, grant to each director of the Company who is not an employee and who was not a director on or before September 1, 1995 (an "Eligible Director") and to each director of the Company who is not an employee and who was a director on or before September 1, 1995 (a "Pre-IPO Director"), Options in accordance with the formula set forth in Section 7 hereof. As used in the Plan, an "Award" shall mean an Option and an "Award Owner" shall mean the owner of an Option. Options granted pursuant to the Plan to Key Employees may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory options ("Non-Statutory Stock Options"), which are not intended to or do not meet the requirements of Code Section 422. Options granted to Eligible Directors and Pre-IPO Directors pursuant to the Plan shall be only Non-Statutory Stock Options.

7.  Non-discretionary Formula Grants of Awards to Eligible Directors

   (a) Non-discretionary Grants. Notwithstanding anything to the contrary contained in this Plan, Eligible Directors shall be granted Options ("Director Options") as follows: (i) immediately prior to the initial public offering of shares of Common Stock, each Eligible Director shall be granted 30,000 Director Options to purchase 30,000 shares of Common Stock in the aggregate, subject to vesting as provided in Section 7(d) below, [and] (ii) on the first business day following the annual meeting of shareholders of the Company to elect directors in 1996, and thereafter on the first business day following each successive annual meeting of shareholders, so long as Director Options remain available for grant, each person who is elected as a director at that meeting and is an Eligible Director, and each person who continues to serve as a director after that meeting, and is an Eligible Director, shall be granted 10,000 Director Options to purchase 10,000 shares of Common Stock in the aggregate, subject to vesting as provided in Section 7(d) below, and (iii) on the first business day following the annual meeting of shareholders to elect directors in 1998, and thereafter on the first business day following each successive annual meeting of shareholders, so long as Director Options remain available for grant, each Pre-IPO Director who continues to serve as a director after that meeting shall be granted 5,000 Director Options to purchase 5,000 shares of Common Stock in the aggregate, subject to vesting as provided in Section 7(d) below. Notwithstanding the [prior sentence] foregoing, each person who is elected as a director at any time after the date of the annual meeting of stockholders and is an Eligible Director shall be granted, on the effective date of such election, 10,000 Director Options to purchase 10,000 shares of Common Stock in the aggregate, subject to vesting as provided in Section 7(d) below, so long as Director Options remain available for grant. Such Director Options shall be granted in lieu of the Director Options which would otherwise be granted to such [director] Eligible Director on the first business day following the next annual meeting of the stockholders pursuant to the first sentence of this Section 7(a).

Change throughout the 1995 Plan

   All occurrences of the phrase "Eligible Director" appearing in the 1995 Plan and the exhibits thereto, except to the extent appearing in the foregoing paragraphs, are hereby changed to refer to "Eligible Director and Pre-IPO Director" or "Eligible Director or Pre-IPO Director" as the context shall reasonably dictate.

                       GLOBAL PHARMACEUTICAL CORPORATION

This Proxy Is Solicited By The Board Of Directors For The Annual Meeting Of
                    Stockholders To Be Held On May 12, 1998

     The undersigned, a stockholder of Global Pharmaceutical Corporation (the "Corporation"), hereby constitutes and appoints Max L. Mendelsohn and Cornel C. Spiegler and each of them, the true and lawful proxies and attorneys-in-fact of the undersigned, with full power of substitution in each of them, to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held on Tuesday, May 12, 1998, and at any and all adjournments or postponements thereof, as follows:

(1) ELECTION OF DIRECTORS

    / / FOR the nominees listed below         / / WITHHOLDING AUTHORITY
        (except as marked to the contrary         to vote for all the nominees
         below)                                   listed below

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Nominees: Philip R. Chapman, Gary Escandon, George F. Keane, Michael
          Markbreiter, Max L. Mendelsohn, John W. Rowe and Udi Toledano

(2) PROPOSAL FOR THE ADOPTION OF CERTAIN AMENDMENTS TO THE COMPANY'S 1995 STOCK INCENTIVE PLAN

                      / / FOR   / / AGAINST   / / ABSTAIN

(3) PROPOSAL TO RATIFY THE APPOINTMENT OF PRICE WATERHOUSE LP

                      / / FOR   / / AGAINST   / / ABSTAIN

(4) In their discretion, upon such other business as may properly come before the meeting and any and all adjournments and postponements thereof.

                                                    (Continued on reverse side.)

(Continued)

     Shares represented by this Proxy will be voted in accordance with the instructions indicated in items 1, 2, 3 and 4 above. If no instruction is indicated, this Proxy will be voted FOR all listed nominees for directors and FOR Proposals 2 and 3.

     Any and all proxies heretofore given by the undersigned are hereby revoked.

                                       Dated:
                                             ---------------------------------

                                        --------------------------------------

                                        --------------------------------------

                                        Please sign exactly as your name(s)
                                        appear hereon. If shares are held by two or more persons each should sign. Trustees, executors and other fiduciaries should indicate their capacity. Shares held by corporations, partnerships, associations, etc. should be signed by an authorized person, giving full title or authority.

           Please Date, Sign and Mail in the Enclosed Reply Envelope